UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 22, 2019

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

 California                                                 #0-8463                                            95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Director

At the Regular Meeting of the Board of Directors of Pismo Coast Village, Inc. held Saturday, September 15, 2018, director Jerald Pettibone (age 92) tendered his resignation as a member of the Board of Directors of Pismo Coast Village, Inc., effective September 15, 2018. Mr. Pettibone’s resignation was submitted due to personal reasons and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Selection of New Director

Following the announcement of the resignation of Jerald Pettibone at the September 15, 2018, Board of Directors’ Meeting, the Nominating Committee duly nominated Marcus Johnson at the regular Board of Director’s meeting held Saturday, November 10, 2018, to fill the vacancy on the Board. At that meeting, the Board of Directors voted and unanimously approved the selection of Mr. Johnson to serve as a member of the Board of Directors for the Company, effectively immediately.

The Company’s directors and officers do not receive compensation for the services they provide, and no employment contract or agreement is in place to cover Mr. Johnson’s service as a member of the Board of Directors for the Company.

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Election of Directors

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 19, 2019, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. At that meeting, the following Directors were elected to serve until the annual meeting in January 2020, or until successors are elected and have qualified.

Following each elected Director’s name is the total number of votes cast for that Director:

Bessom, David	666
Blank, Sam	640
Buchaklian, Harry	660
Enns, Rodney	661
Fischer, William	642
Hardesty, Wayne	643
Hearne, Dennis	703
Hughes, Terris	662
Johnson, Marcus	668
King, Karen	644
Nelson, Garry	644
Nunlist, Ronald	641
Pappi, Jr., George	696
Plumley, Dwight	733
Roberts, Jerry	697
Skaggs, Brian	644
Willems, Gary	661
Williams, Jack	642

Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accounts for the Company for Fiscal Year 2018 – 2019:

Affirmative Votes	663
Negative Votes	1
Abstentions	15

OTHER INFORMATION

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 19, 2019, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholders’ Meeting:

President	Terris Hughes
Executive Vice President	Garry Nelson
Vice President – Finance/Chief Financial Officer	Wayne Hardesty
Vice President – Operations	Rodney Enns
Vice President – Secretary	George Pappi, Jr.
Assistant Corporate Secretary	Jay Jamison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date:

January 22, 2019

            /s/ JAY JAMISON

Jay Jamison

Chief Executive Officer, General Manager and

Assistant Corporate Secretary

(principal executive officer)

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